#916177-6
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X]    Preliminary Proxy Statement

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[ ]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material pursuant to Section 240.14a-12


                        TERRA NOVA FINANCIAL GROUP, INC.
              (Name of the Registrant as specified in its charter)
              -----------------------------------------------------
    (Name of person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
___________________________________________________________________

(2) Aggregate number of securities to which transaction applies:
___________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
___________________________________________________________________

(4) Proposed maximum aggregate value of transaction:
___________________________________________________________________

(5) Total fee paid:
___________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)   Amount previously paid:

    (2)   Form, schedule or registration statement no.:

    (3)   Filing party:

    (4)   Date filed

                        TERRA NOVA FINANCIAL GROUP, INC.

          NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT


Dear Shareholder:

A special meeting of shareholders of Terra Nova Financial Group, Inc. will be held on July 12, 2007 at 1:00 p.m., Central time, in The Illinois Room at The Metropolitan Club, Sears Tower, 233 South Wacker Drive, 66th Floor, Chicago, IL 60606. At the special meeting, shareholders will be asked to:

    1. approve a one-for-ten reverse split of Terra Nova Financial Group's outstanding shares of common stock;

    2. approve an amendment to our amended and restated articles of incorporation to reduce the total number of authorized shares of common stock of the company, par value $0.01 per share, from 800,000,000 to 150,000,000;

    3. approve an amendment to our amended and restated articles of incorporation which provides that action required or permitted to be taken at an annual or special meeting of shareholders may instead be taken without a meeting, without prior notice and without a vote, if one or more written consents setting forth such action are signed by shareholders having at least the minimum number of votes that would be necessary to take such action at a meeting at which all shareholders entitled to vote on the action were present and voted; and

    4. adjourn the meeting if necessary to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve any of the proposals listed in items 1, 2 or 3 above.

The board of directors is recommending that shareholders approve Proposals 1 and 2 as a means of encouraging investor interest and improving the marketability of the Company's common stock to a broader range of investors. The Company's common stock would continue to trade on the OTC Bulletin Board on a split-adjusted basis. This is not a "going private" transaction and no shareholder's holdings of common stock will be reduced to less than one share. Fractional shares will be rounded up to the next whole share. As a result, each shareholder will hold the same percentage of the outstanding common stock immediately following the reverse split as that shareholder did immediately prior to the reverse split, except for minor adjustments resulting from the issuance of the additional shares that will be issued as a result of rounding fractional shares up to the next whole share.

Although a reduction in the total outstanding shares may make our shares of common stock more attractive, there can be no assurance that this will be the case. I urge you to read the important information about the matters to be voted on in the attached Notice of Special Meeting of Shareholders and Proxy Statement.

The board of directors is recommending that shareholders approve Proposal 3 because it will give the company more flexibility and allow the company to act more quickly when taking action that requires prior shareholder approval by eliminating the need to call special shareholder meetings.

Your vote is important. Whether or not you plan to attend the special meeting, please mark, date and sign the enclosed proxy card and return it in the enclosed envelope as promptly as possible.

If you have any questions regarding the meeting, please contact Terra Nova's Investor Relations Department at (312) 827-3602 or Invrelations@tnfg.com. For questions regarding your stock ownership, please contact our transfer agent, UMB Bank, N.A., at (800) 884-4225.

                                                  Sincerely,

                                                  /s/ Bernay Box
                                                  Bernay Box
                                                  Chairman of the Board
                                                  June 25, 2007

                        TERRA NOVA FINANCIAL GROUP, INC.
                        100 South Wacker Drive Suite 1550
                                Chicago, IL 60606

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


Date:           July 12, 2007
Time:           1:00 p.m., Central time
Place:          The Illinois Room at The Metropolitan Club, Sears Tower, 233
                South Wacker Drive, 66th Floor, Chicago, IL 60606

Record Date:    Only holders of record of common stock of Terra Nova Financial
Group, Inc. as of the close of business on June 15, 2007 will be entitled to notice of and to vote at the special meeting.

Purpose:
                1. To approve a one-for-ten reverse split of Terra Nova Financial Group's outstanding shares of common stock;

                2. To approve an amendment to Terra Nova Financial Group's amended and restated articles of incorporation to reduce the total number of authorized shares of common stock of the Company, par value $0.01 per share, from 800,000,000 to 150,000,000;

                3. To approve an amendment to our amended and restated articles of incorporation which provides that action required or permitted to be taken at an annual or special meeting of shareholders may instead be taken without a meeting, without prior notice and without a vote, if one or more written consents setting forth such action are signed by shareholders having at least the minimum number of votes that would be necessary to take such action at a meeting at which all shareholders entitled to vote on the action were present and voted; and

                4. To adjourn the meeting if necessary to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the reverse split or either of the proposed amendments to the amended and restated articles of incorporation described above.

The Company's board of directors has unanimously determined that the actions listed above are in the best interests of the Company's shareholders, and recommends that you vote "FOR" all of the proposals.

If you plan to attend the meeting in person, you will need proper photo identification and/or an account statement showing your ownership for entry into the meeting.

For a period of at least ten days prior to the special meeting, a complete list of shareholders entitled to vote at the meeting will be open to the examination of any shareholder during ordinary business hours at the Company's offices at 100 South Wacker Drive, Suite 1550, Chicago, IL 60606.

Details of the business to be conducted at the meeting are more fully described in the accompanying proxy statement.

Regardless of the number of shares you own, your vote is important. Whether or not you expect to attend in person, we urge you to vote your proxy by marking, dating and signing the enclosed proxy card and returning it promptly in the enclosed envelope. Voting your proxy will ensure the presence of a quorum at the meeting and will save the Company the expense of additional solicitation. Voting your proxy will not prevent you from voting your shares at the meeting if you desire to do so, because your proxy is revocable at your option.

                                          By Order of the Board of Directors

                                          /s/  M. Patricia Kane
                                          M. Patricia Kane
                                          Secretary

TABLE OF CONTENTS


Information on Solicitation and Voting....................................     1


Proposals
         Summary of Proposals.............................................     4
         Proposal 1.......................................................     5
         Proposal 2.......................................................     9
         Proposal 3.......................................................    10
         Proposal 4.......................................................    11

Interests of Certain Persons in Matters to be Acted Upon..................    12

Security Ownership of Certain Beneficial Owners and Management............    12

Where You Can Find More Information ......................................    13

Shareholder Proposals for the 2008 Annual Meeting of Shareholders.........    14

Appendix

         Appendix A.......................................................   A-1
         Appendix B.......................................................   B-1

INFORMATION ON SOLICITATION AND VOTING

Why did you send me this proxy statement and proxy card?

We are sending you this proxy statement and proxy card because the board of directors of Terra Nova Financial Group, Inc. ("the Company" or "we") is soliciting your proxy to vote at the special meeting of shareholders of the Company to be held on July 12, 2007 at 1:00 p.m., Central time, in The Illinois Room at The Metropolitan Club, Sears Tower, 233 South Wacker Drive., 66th Floor, Chicago, IL 60606 and at any adjournment thereof. Properly executed proxies received in time for the meeting will be voted in accordance with the instructions of the shareholders submitting them. The proposals to be considered at the special meeting are:

     Proposal 1:    To approve a one-for-ten reverse split of our outstanding
                    shares of common stock;

     Proposal 2:    To approve an amendment to our amended and restated articles of incorporation to reduce the total number of authorized shares of common stock of the Company, par value $0.01 per share, from 800,000,000 to 150,000,000;

     Proposal 3:    To approve an amendment to our amended and restated articles of incorporation which provides that action required or permitted to be taken at an annual or special meeting of shareholders may instead be taken by written consent, without a meeting, without prior notice and without a vote, if one or more consents setting forth such action are signed by shareholders having at least the minimum number of votes that would be necessary to take such action at a meeting at which all shareholders entitled to vote on the action were present and voted; and

     Proposal 4:    To adjourn the meeting if necessary to permit further
                    solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the reverse split or either of the proposed amendments to the amended and restated articles of incorporation described above.

These proxy materials are being mailed on or about June 25, 2007 to shareholders of record as of June 15, 2007.

Who can vote at the special meeting?

Our board of directors has fixed the close of business on Friday, June 15, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting and adjournments thereof. On the record date, we had outstanding and entitled to vote 271,868,162 shares of common stock, $.01 par value. The holders of record of such shares on the record date will be entitled to one vote at the special meeting for each share of common stock held by them, including abstentions and broker non-votes.

What is the recommendation of the Company's board of directors?

Your board of directors recommends you vote FOR Proposals 1, 2, 3 and 4.

How do I vote by proxy?

You may vote your shares by completing the enclosed proxy card and either mailing it in the enclosed prepaid envelope or by faxing it the Company at (312) 849-4433.

Votes will be counted at the meeting by an election judge to be appointed by the Company prior to the meeting. The shares of common stock present in person or represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the meeting.

All proxies will be voted in accordance with the instructions of the shareholder. If no choice is specified, the proxies will be voted FOR Proposals 1, 2, 3 and 4.

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

How do I vote in person?

If you plan to attend the meeting in person, we will give you a ballot when you arrive. You will need proper photo identification and/or an account statement showing your ownership of our common stock for entry into the meeting.

What if I hold my shares in "street name"?

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the special meeting, you must contact your broker or agent to obtain a broker's proxy card and bring it to the special meeting in order to vote.

What is the quorum requirement for the special meeting?

The presence, in person or by proxy of holders of a majority of the outstanding shares of common stock entitled to vote at the special meeting will constitute a quorum for the vote of common stock. Proxies marked "withhold" or "abstain" and broker non-votes are counted as present for establishing a quorum. Broker non-votes with respect to a particular matter will not be counted as votes in favor of that matter. A broker non-vote occurs when a broker does not vote on some matter on the proxy card because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

What vote is required to approve each proposal?

The affirmative vote of shareholders holding at least two-thirds of the outstanding shares of the Company's common stock is required for approval of Proposal 1, 2 and 3. To approve Proposal 4, the affirmative votes cast in favor of the proposal must exceed the votes cast against the proposal.

Can my shares be voted if I don't return my proxy card and I don't attend the special meeting?

If you do not return your proxy card or vote in person at the special meeting, your failure to vote will have the same effect as if you voted "AGAINST" Proposals 1, 2 and 3. Abstentions, broker non-votes and votes withheld also have the same effect as a vote "AGAINST" these proposals. In the case of Proposal 4, a failure to vote on this proposal, a vote to abstain or a broker non-vote will be counted in determining whether a quorum exists, and if a quorum is present, will have no effect on the outcome of the voting.

May I revoke my proxy?

Yes. You may revoke your proxy at any time before it is voted at the special meeting by filing with the Investor Relations Department of the Company at 100 South Wacker Drive, Suite 1550, Chicago, IL 60606, a written notice of revocation or a duly signed proxy bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy without giving written notice of revocation to the Investor Relations Department or their nominee prior to voting.

What does it mean if I received only one set of materials even though more than one shareholder is located at this address?

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this proxy statement or our annual report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address:
100 South Wacker Drive Suite 1550, Chicago, IL 60606, Attention: Director of Investor Relations, telephone (312) 827-3602. If you want to receive separate copies of our annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address or telephone number.

Who will pay the cost of soliciting these proxies?

The Company will bear the costs of soliciting proxies, estimated to be less than $5,000. In addition to solicitations by mail, several of our directors, officers and employees in our Investor Relations Department may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews. We will reimburse these persons for their reasonable expenses in connection with any of these solicitations. In addition, we will request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies, and we will reimburse brokerage houses and other persons for their reasonable expenses in connection with this distribution.

What do I need to do now?

You should sign and date your proxy card and mail it in the enclosed postage-paid envelope, or fax it to us at (312) 849-4433, as soon as possible so that your shares may be represented at the meeting, even if you plan to attend the special meeting in person.

Who can help answer my questions?

If you have additional questions about the special meeting or the proposals, or if you would like additional copies of this proxy statement, please contact our Investor Relations Department at (312) 827-3602 or Invrelations@tnfg.com. For questions regarding your stock ownership, please contact our transfer agent, UMB Bank, N.A., at (800) 884-4225.

SUMMARY OF PROPOSALS

Proposal 1 - To approve a one-for-ten reverse split of our outstanding shares of common stock

At the special meeting, the holders of common stock will be asked to approve a one-for-ten reverse split of the Company's outstanding shares of common stock. The reverse split must be approved by shareholders holding at least two-thirds of the outstanding shares of common stock. For example, if you hold 1,000 shares of our common stock immediately before the effective time of the reverse split, you would hold 100 shares of our common stock immediately after the effective time of the reverse split. Any fractional shares that would result from the reverse split will be rounded up to the next highest share and no shareholders will be reduced to less than one share.


Proposal 2 - To approve an amendment to the Company's amended and restated articles of incorporation to reduce the total number of authorized shares of common stock of the Company, par value $0.01 per share, from 800,000,000 to 150,000,000

At the special meeting, the holders of common stock will be asked to approve an amendment to the amended and restated articles of incorporation to reduce the total number of authorized shares of common stock of the Company, par value $0.01 per share, from 800,000,000 to 150,000,000.


Proposal 3 - To approve an amendment to the Company's amended and restated articles of incorporation which provides that action required or permitted to be taken at an annual or special meeting of shareholders may instead be taken without a meeting, without prior notice and without a vote, if one or more written consents setting forth such action are signed by shareholders having at least the minimum number of votes that would be necessary to take such action at a meeting at which all shareholders entitled to vote on the action were present and voted.

We are organized under the laws of the State of Texas. Under the Texas Business Corporation Act, any action that is required or permitted to be taken at an annual or special meeting of shareholders may instead be taken without a meeting, without prior notice and without a vote if one or more written consents setting forth the action to be taken are signed by all of the shareholders entitled to vote on the action. The Texas Business Corporation Act also provides that a corporation's articles of incorporation may allow such action be taken if one or more written consents setting forth such action are signed by holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shareholders to vote were present and voted. At our special meeting of shareholders, holders of common stock will be asked to approve an amendment to our amended and restated articles of incorporation that will allow us to obtain shareholder approval of corporate actions without a meeting, and without prior notice or a vote, if one or more written consents setting forth such action are signed by holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shareholders entitled to vote were present and voted.


Proposal 4 - To adjourn the meeting if necessary to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve Proposals 1, 2 or 3.

At the special meeting, in the event that there are not sufficient votes to approve either Proposals 1, 2 or 3, a proposal may be introduced to adjourn the meeting to permit the company to conduct further solicitation of proxies in order to obtain the requisite affirmative vote of shareholders for Proposal 1, 2 or 3.


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

Proposal 1

TO APPROVE A ONE-FOR-TEN REVERSE SPLIT OF OUTSTANDING SHARES OF COMMON STOCK

Our board of directors has adopted a resolution to effect a one-for-ten reverse split of our common stock subject to the approval by shareholders holding at least two-thirds of the outstanding common stock. If the proposed reverse split is approved by shareholders holding at least two-thirds of the outstanding common stock, the Company will effect a one-for-ten reverse split as described in this proxy statement.

The reverse split will be effected by giving of notice to the appropriate regulatory authorities. The actual timing of any such notice will be determined by the board of directors based upon its evaluation as to when the it will be most advantageous to the Company and its shareholders. Our board of directors reserves the right, notwithstanding shareholder approval of this proposal and without further shareholder action, to delay or abandon the reverse split if, prior to filing the amendment to our amended and restated articles of incorporation that implements the amendment described in Proposal 2 of this proxy statement, the board of directors determines in its sole discretion that the reverse split would not be in the best interests of our shareholders.

Purpose for Approving the One-for-Ten Reverse Stock Split

This is not a "going private" transaction, and no shareholders will be reduced to less than one share. This action will not have the effect of reducing our shareholders to less than 300, and we will continue to be required to file reports and other information with the SEC pursuant to Sections 13 or 15(d) of the Securities and Exchange Act of 1934, as amended. The reverse split does not require an amendment to the amended and restated articles of incorporation. However the Company is asking shareholders to approve an amendment to the Company's amended and restated articles of incorporation to reduce the number of authorized shares of common stock from 800,000,000 to 150,000,000 as described in Proposal 2.

We believe the current per share price of our common stock has had a negative effect on the marketability of the existing shares, and this may also impair the potential ability of the Company to attract talented employees with equity-based compensation due to the low price. We believe that the reverse split will be advantageous to us and to all shareholders because it may provide the opportunity for higher share prices based upon fewer shares. However, there can be no assurance that there will be any positive effect on the Company or its common stock that results from the reverse split.

There can be no assurance that the market price for our common stock, immediately or shortly after the proposed reverse split, if approved, will rise, or that any rise which may occur will be sustained. Market conditions are outside of the Company's control, and are influenced by investor attitudes and external conditions.

Fractional Shares

Fractional shares will be rounded up to the next whole share. The Company will issue one full share of the post-reverse split common stock to any shareholder who would have been entitled to receive a fractional share as a result of the process. Each shareholder will hold the same percentage of the outstanding common stock immediately following the reverse split as that shareholder did immediately prior to the stock split, except for minor adjustment as a result of the additional shares that will need to be issued as a result of the treatment of fractional shares.

The reverse split may leave certain stockholders with one or more "odd lots" of new common stock, i.e., stock in amounts of less than 100 shares. These odd lots may be more difficult to sell or require greater transaction cost per share to sell than shares in even multiples of 100. There are frequently situations where transaction costs for odd lots in penny stocks exceed the net proceeds realized from a sale of the odd lot, effectively rendering the odd lot valueless to the holder.

Based on our records as of June 15, 2007, we expect that fewer than 130 shareholders will hold less than one whole share of our common stock after the effectiveness of the reverse split, and that we will continue to have more than 1,300 holders of our common stock.

Effects of the Reverse Stock Split on Capital Stock

The common stock after giving effect to the reverse split will not be different from the common stock held by the Company's shareholders prior to the reverse

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

split. The shareholders will have the same relative rights following the effective date of the reverse split as they had prior to the reverse split, except to the extent that there are minor changes to the proportion of shares that they own caused by the rounding up of fractional shares to the nearest whole share.

There are outstanding three series of convertible preferred stock -- Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series 2002A Preferred Stock. Our Certificates of Designations for these series contain provisions that will automatically adjust the conversion ratios to maintain the proportionate interests of our preferred shareholders in the Company upon conversion of these preferred shares, and the preferential voting and liquidation rights associated with these shares, after giving effect to the reverse split. Our outstanding stock options, warrants, convertible notes and convertible bonds also are adjusted automatically to give effect to the reverse split. As a result, the reverse split would affect all holders of our common and preferred stock uniformly and would not change the percentage ownership interest of any of the Company's shareholders, except to the extent that the reverse split may result in a holder of common stock receiving a "rounded up" whole share in lieu of a fractional share.

Each of our equity compensation plans provide for automatic proportionate adjustment to the number of shares of common stock that may be issued under such plans in the event of stock splits and reverse splits. Therefore, the proposed reverse split will have no effect on the potential for dilution to outstanding shares of common stock that may result from shares issued under our equity compensation plans.
The board of directors reserves the right, notwithstanding shareholder approval of this proposal and without further shareholder action, to delay or abandon the reverse split if, prior to filing the amendment to our amended and restated articles of incorporation that implements the amendment described in Proposal 2, the board of directors determines in its sole discretion that the reverse split would not be in the best interests of our shareholders.

Implementation and Exchange of Stock Certificates.

If our shareholders approve Proposal 1 and our board of directors decides to effectuate the reverse split, each block of ten shares of common stock issued and outstanding or held in treasury will be reclassified, and changed into one fully paid and nonassessable share of common stock, par value $0.01 per share, of the Company. For example, if you owned 1,000 shares of our common stock prior to the reverse split, you would own 100 shares immediately after the reverse split becomes effective, representing substantially the same proportionate interest in the Company. If approved by shareholders, the reverse split would become effective upon our giving of notice to the appropriate regulatory authorities, subject to the discretion of the board of directors of the Company.

As of the effective date of the reverse split, each certificate representing shares of our common stock before the reverse split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our common stock resulting from the reverse split, except that holders of unexchanged shares would not be entitled to receive any dividends or other distributions payable by us after the effective date of the reverse split until they surrender their old stock certificates for exchange. All shares underlying options and warrants also would be automatically adjusted on the effective date of the reverse split.

Our transfer agent will act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective date of the reverse split, shareholders and holders of securities convertible into or exercisable for our common stock would be notified of the effectiveness of the reverse split. Shareholders of record would receive a letter of transmittal requesting them to surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the reverse split. Persons who hold their shares in brokerage accounts or "street name" would not be required to take any further action to effect the exchange of their shares. No new certificates would be issued to a shareholder until such shareholder has surrendered any outstanding certificates together with the properly completed and executed letter of transmittal to the exchange agent. Until the shareholder forwards a completed letter of transmittal, together with certificates representing such shareholder's shares of pre-reverse split common stock to the transfer agent and receives in return a new certificate representing shares of post-reverse split common stock, such shareholder's pre-reverse split common stock shall be deemed equal to the number of whole shares of post-reverse split common shares to which such shareholder is entitled as a result of the reverse split. Shareholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal. Certificates surrendered for exchange shall be canceled and retired by the Company.

EXISTING CERTIFICATES SHOULD NOT BE SENT TO THE COMPANY. EXISTING CERTIFICATES SHOULD ONLY BE SENT TO THE TRANSFER AGENT AFTER THE EFFECTIVE DATE OF THE REVERSE SPLIT.

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

Future Dilutive Transactions

Shareholders should note that, after approval of and giving effect to the reverse split and the amendment to the amended and restated articles of incorporation of the Company described in Proposal 2 of this proxy statement, the number of our authorized shares of common stock that the Company may issue will be 150,000,000 and the number of issued and outstanding shares of the Company will be approximately 27,186,816 shares, plus any additional shares required to round up any fractional shares to the nearest whole share. It is important to understand that the issuance of additional shares is generally at the discretion of the board of directors, in its best business judgment, and our shareholders will have no right to vote on future issuances of shares except in the event of a merger or in the event that the Company trades on an exchange that requires shareholder approval for certain share issuances. This means that, effectively, our shareholders will have no ability or capacity to prevent dilution by the issuance of substantial amounts of additional shares for consideration that could be considerably less than what our existing shareholders paid for their shares. In many events, control of the Company could effectively be changed by issuances of shares without shareholder approval.

The Company may effect transactions having a potentially adverse impact upon the Company's shareholders pursuant to the authority and discretion of management to complete share issuances without submitting any proposal to the shareholders for their consideration. Holders of the Company's securities should not anticipate that the Company will furnish such holders with any documentation concerning any such proposed issuance prior to the completion of the transaction, except as may otherwise be required by federal or state securities laws. All determinations involving share issuances, with limited exceptions, are in the discretion and business judgment of the board of directors.

There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior shareholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations to which such shares are subject.

We have no plans as of the date hereof to issue any newly available shares. There are no pending private offerings of shares, nor are there any pending acquisitions for which shares may be contemplated to be issued.

Certain Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of the proposed reverse split. This summary is based on the Internal Revenue Code of 1986, as amended, and Treasury regulations, rulings, and judicial decisions as of the date hereof, all of which may be repealed, revoked or modified so as to result in federal income tax consequences different from those described below. The authorities on which this summary is based are subject to various interpretations, and it is therefore possible that the federal income tax treatment of the proposed reverse split may differ from the treatment described below. The Company has not and does not intend to request a ruling from the Internal Revenue Service or a tax opinion regarding the tax consequences of the proposed reverse split.

This discussion does not address all aspects of federal income taxation that may be relevant to the proposed reverse split, nor does this discussion address any state, local or foreign income or other tax consequences. This discussion assumes that you hold your shares as a capital asset for federal income tax purposes. This summary does not address the federal income tax consequences of the proposed reverse split to you if you are subject to special rules, such as
(i) a dealer in securities, (ii) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (iii) a financial institution, (iv) an insurance company, (v) a regulated investment company, (vi) a tax-exempt organization, (vii) a person that owns common stock shares as part of a hedge, straddle, or conversion transaction, for tax purposes, (viii) a person that is not a United States person, or (ix) a person whose functional currency for tax purposes is not the U.S. dollar.

To ensure compliance with Treasury Department Circular 230 (i.e., the regulations governing practice before the Internal Revenue Service located at 31 C.F.R. Part 10), you are hereby notified that: (a) any discussion of federal tax issues in this document is not intended or written to be relied upon, and cannot be relied upon, by you for the purpose of avoiding penalties that may be imposed on you under the Internal Revenue Code; (b) such discussion is being used in connection with the promotion or marketing (within the meaning of Circular 230) by the company of the transactions or matters addressed herein.

You should consult your own tax advisor concerning the tax consequences of the proposed reverse split in your particular circumstances, including the applicability and effect of foreign, state, local, and other laws.

Tax Consequences to Common Shareholders

The reverse split is intended to be a tax-free recapitalization to the Company and its shareholders. Shareholders will not recognize any gain or loss for federal income tax purposes as a result of the reverse split, subject to the discussion in the next paragraph below regarding those shareholders who will receive a whole share of common stock instead of a fractional share. If the shares of common stock are held as a capital asset, the holding period for shares of common stock after the reverse split will include the holding period of shares of common stock before the reverse split, and the adjusted basis of the shares of common stock after the reverse split will be the same as the adjusted basis of the shares of common stock before the reverse split.

There is no clear authority on whether a shareholder who receives a whole share of common stock instead of a fractional share realizes taxable income, or whether this "rounding up" procedure is an integral part of the tax-free recapitalization transaction and therefore not subject to tax. However, the Company views the rounding up of fractional shares as an integral part of the recapitalization. If taxable income was realized by shareholders who receive a whole share instead of a fractional share, it would likely be characterized for income tax purposes as a dividend, rather than as arising from a transaction in which gain (or loss) is recognized, although there is no clear authority on this issue. Shareholders who would receive a whole share instead of a fractional share should consider discussing this issue with their own advisors.

Tax Consequences to Holders of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series 2002A Preferred Stock

The holders of Series B Convertible Preferred Stock, Series C Convertible Preferred Stock or Series 2002A Preferred Stock should not recognize any gain or loss with respect to their preferred stock as a result of the proposed reverse split.

Tax Consequences to the Company

The Company should not recognize any gain or loss as a result of the proposed reverse split.

Accounting Matters

The reverse split will not affect the par value of common stock. As a result, as of the effective date of the reverse split, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Approximately $2,446,813, plus any adjustments resulting from the treatment of fractional shares, would be deducted from stated capital (referred to on our balance sheet as the line item titled "Common Stock") and the Company's additional paid-in capital account would be adjusted upwards by the same amount as the reduction to our stated capital,. The per-share net income or loss and net book value of common stock will be restated because there will be fewer shares of common stock outstanding.

Under Section 2.38 of the Texas Business Corporation Act, a corporation may not make distributions to its shareholders if (1) after giving effect to the distribution, the corporation would be insolvent; or (2) the distribution exceeds the surplus of the corporation. Therefore, to the extent that the Company's additional paid-in capital account is increased by the amount of the reduction in the Company's stated capital account, the Company's ability to make distributions will be increased by such amount immediately after the reverse split. However, the Company has never paid dividends with respect to its common stock and has no present intention of paying dividends or making other distributions with respect to its common stock in the future.

Dissenters' or Appraisal Rights

Under Texas law, shareholders have the right to "dissent" from certain corporate transactions and receive the fair cash value of their shares, so long as they comply with the provisions of Section 5.12 of the Texas Business Corporation Act, which governs dissent procedures and appraisal rights for shareholders of Texas corporations. No dissenters' or appraisal rights are available to holders of the Company's shares who vote against the reverse split under Texas law or under the Company's amended and restated articles of incorporation.

Required Vote

The affirmative vote of the holders of two-thirds of the Company's outstanding common stock is required to approve Proposal 1.

Recommendation:

The board of directors unanimously recommends that you vote FOR the effectuation of a one-for-ten reverse split of our common stock described in Proposal 1.


PROPOSAL 2

TO AMEND THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO REDUCE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY, PAR VALUE $0.01 PER SHARE, FROM 800,000,000 TO 150,000,000 SHARES.

Section 4 of Article Four of the Company's amended and restated articles of incorporation currently provides that the total number of shares of common stock authorized to be issued by the Company is 800,000,000.

In conjunction with the reasons for recommending approval of Proposal 1, the board of directors is recommending to the Company's shareholders, and is proposing, an amendment to the Company's amended and restated articles of incorporation to reduce the number of shares of common stock authorized to be issued by the Company from 800,000,000 to 150,000,000. If Proposal 1 is approved by shareholders and effectuated, we believe the amount of common stock currently authorized by the amended and restated articles of incorporation would be disproportionately high compared to the number of shares that would be outstanding after giving effect to the reverse split. This disproportionately high authorized number of shares could discourage potential investors in the Company's common stock who may fear that their shareholdings would be diluted by future issuances of common stock.

If the number of shares authorized by the amended and restated articles of incorporation were to be reduced by the same one-for-ten ratio as is proposed for the issued and outstanding shares of our common stock described in Proposal 1 of this proxy statement, the number of authorized shares would be reduced from 800,000,000 to 80,000,000. However, if all currently outstanding securities of the company that are convertible into common stock were to be converted and all warrants and options to acquire the Company's common stock which are currently outstanding were to be exercised, there would be issued and outstanding approximately 45,237,805 shares of common stock after such conversions and exercises. We believe that it is in the Company's best interest to provide the Company with the flexibility to issue additional shares, although we have no plans to do so at the present time. Therefore, the board of directors believes that a maximum authorized number of shares of 150,000,000 is appropriate.

The board of directors reserves the right, notwithstanding shareholder approval of this proposal and without further shareholder action, to delay or abandon this proposal and the reverse split described in Proposal 1 if, prior to filing the amendment to our amended and restated articles of incorporation that implements the reduction to the number of authorized shares, the board of directors determines in its sole discretion that the amendment and the reverse split would not be in the best interests of our shareholders.

The affirmative vote of the holders of two-thirds of the Company's outstanding common stock is required to approve Proposal 2. If Proposal 2 is approved, the relevant language of the Company's amended and restated articles of incorporation would be modified as set forth in Article 2(A) of the articles of amendment to the amended and restated articles of incorporation attached to this proxy statement as Appendix A. If Proposal 2 is approved, the amendment to the amended and restated articles of incorporation will become effective upon its filing with the Secretary of State for the State of Texas.

Recommendation:

The board of directors unanimously recommends that the shareholders vote FOR the proposal to amend the Company's amended and restated articles of incorporation to reduce the number of shares of common stock authorized to be issued by the Company from 800,000,000 to 150,000,000 described in Proposal 2.

PROPOSAL 3

TO APPROVE AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION WHICH PROVIDES THAT ACTION REQUIRED OR PERMITTED TO BE TAKEN AT AN ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS MAY INSTEAD BE TAKEN WITHOUT A MEETING, WITHOUT PRIOR NOTICE AND WITHOUT A VOTE, IF ONE OR MORE WRITTEN CONSENTS SETTING FORTH SUCH ACTION ARE SIGNED BY SHAREHOLDERS HAVING AT LEAST THE MINIMUM NUMBER OF VOTES THAT WOULD BE NECESSARY TO TAKE SUCH ACTION AT A MEETING AT WHICH ALL SHAREHOLDERS ENTITLED TO VOTE ON THE ACTION WERE PRESENT AND VOTED

Purpose of the Proposed Amendment

We are organized under the laws of the State of Texas. Article 9.10(A) of the Texas Business Corporation Act (the "Texas BCA") provides that any action that is required or permitted to be taken at an annual or special meeting of shareholders may instead be taken without a meeting, without prior notice and without a vote if one or more written consents setting forth the action to be taken are signed by all of the shareholders entitled to vote on the action.
Article 9.10(A) also provides that a corporation's articles of incorporation may allow such action to be taken without a meeting, without prior notice and without a vote upon the written consent of holders of not less than the minimum number of votes that would be necessary to take such action at a meeting at which holders of all shares entitled to vote on the action were present and voted. Currently, our amended and restated articles of incorporation do not have such a provision. A copy of Article 9.10 of the Texas BCA is attached to this proxy statement as Appendix B.

At the special meeting of shareholders, shareholders will be asked to approve an amendment to our amended and restated articles of incorporation that will allow actions required or permitted to be taken at a meeting of shareholders to be taken without a meeting, and without prior notice or a vote, if one or more written consents setting forth such action are signed by holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shareholders entitled to vote were present and voted. If Proposal 3 is approved, the relevant language of the Company's amended and restated articles of incorporation would be modified as set forth in
Article 2(B) of the articles of amendment to the amended and restated articles of incorporation attached to this proxy statement as Appendix A.

Without the proposed amendment to our amended and restated articles of incorporation, in order to obtain shareholder approval of a corporate action, we would need to obtain written consents from all shareholders entitled to vote on a matter. Because we are a publicly traded company with many shareholders, as a practical matter obtaining unanimous shareholder consent would be highly unlikely, if not impossible, because some shareholders, particularly those owning a relatively small number of shares, do not for various reasons sign written consents or otherwise vote when solicited. As a result, if we needed to obtain shareholder approval of a corporate action for which it is not in the Company's interest to wait until an annual meeting of shareholders, we would need to call a special meeting of shareholders, which could cause delay if a longer advance notice of the meeting to shareholders is necessary. A special meeting may also cause added expenses if meeting facilities need to be arranged and directors need transportation to the meeting location.

A large percentage of our outstanding common stock is held by a small number of shareholders. As detailed on page __ of this proxy statement, a majority of our outstanding common stock is held by a relatively small number of shareholders, including approximately 32 percent of our outstanding common stock (excluding warrants and options) owned by Bonanza Master Fund, Ltd., of which our Chairman, Bernay Box, is managing partner. In most instances, corporate actions that require shareholder approval at a meeting require the affirmative vote of at least a majority of the shares present in person or by proxy and voting at the meeting, or in some cases the affirmative vote of two-thirds of the total outstanding shares entitled to vote on the matter. The affirmative vote of our ten largest shareholders would currently be sufficient to adopt any action that requires shareholder approval. As a result, if the proposed amendment were approved, we would not need to solicit proxies from all shareholders, nor have a meeting in order to approve a proposed corporate action.

For these reasons, our board of directors has unanimously determined that it would be in the Company's best interest to provide the Company with the flexibility to obtain shareholder approval by written consent rather than being required in all instances to call a special meeting or to wait until the date for an annual meeting of shareholders. Our board does not presently have any specific corporate actions that it expects to propose for shareholder approval by written consent.

Effect of the Proposed Amendment

If approved, the proposed amendment to our amended and restated articles of incorporation would allow us to seek and obtain shareholder approval of corporate actions that require such approval without holding a meeting of shareholders. If we were to seek approval of a corporate action by written consent in lieu of a meeting of shareholders, our board of directors may choose to solicit consents only from our largest shareholders. In such event, many shareholders would not have the opportunity to vote on a corporate action. However, if any action were to be taken upon written consent of our shareholders, we would provide prompt notice of such action to those shareholders who did not consent in writing to the action consistent with
Article 9.10(A)(5) of the Texas BCA and any other applicable laws, including federal securities laws.

Article 9.10(A)(2) requires that all signed written consents must bear the date of signature of each shareholder signing such consent, and no written consent shall be effective to take the action proposed by the consent unless within 60 days after the date of the earliest dated consent delivered to the Company consents signed by the holders of shares having not less than the minimum number of votes that would be necessary to take such action are delivered to the corporation or its officer or agent that has custody of the books in which proceedings of meetings of shareholders are recorded. Delivery shall be by hand or certified or registered mail, return receipt requested. Article 9.10(3) of the Texas BCA states that delivery may also be by telegram, telex, cablegram, or other electronic transmission, if the transmission sets forth or is delivered with information from which the Company can determine that the transmission was transmitted by the shareholder and the date on which the shareholder transmitted the transmission.

If Proposal 3 is approved, the amendment to the amended and restated articles of incorporation will become effective upon its filing with the Secretary of State for the State of Texas.

Required Vote

The affirmative vote of the holders of two-thirds of the Company's outstanding common stock is required to approve Proposal 3.

Recommendation:

The board of directors unanimously recommends that the shareholders vote FOR the proposal to amend the Company's amended and restated articles of incorporation to provide that action required or permitted to be taken at an annual or special meeting of shareholders may instead be taken by written consent, without a meeting, without prior notice and without a vote, if one or more consents setting forth such action are signed by shareholders having at least the minimum number of votes that would be necessary to take such action at a meeting at which all shareholders entitled to vote on the action were present and voted.

PROPOSAL 4

TO ADJOURN THE MEETING IF NECESSARY TO PERMIT FURTHER SOLICITATION OF PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSALS 1, 2 OR 3.

As described above, our board of directors has unanimously determined that the reverse split and the two amendments to the articles or incorporation described in Proposals 1, 2 and 3 are in the best interests of the Company and its shareholders and recommends that you vote "FOR" both proposals. Because we believe approval of these proposals is important to our long-term success, we may elect to adjourn the special meeting of shareholders to solicit additional proxies in favor one or more of the proposals if it appears at the time of the special meeting that an insufficient number of votes will be cast to approve such proposals.

The affirmative vote of the holders of a majority of the Company's common stock present or represented at the special meeting at which a quorum is present is required to approve Proposal 4.

RECOMMENDATION:

The board of directors unanimously recommends that the shareholders vote FOR the proposal to adjourn the meeting if necessary to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve Proposals 1, 2 or 3.


OTHER MATTERS

No other business will be considered at the special meeting other than matters incident to the conduct of the meeting itself, as to which the individuals designated as proxies on the proxy card will vote your shares according to their judgment.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the actions covered by the related resolutions adopted by the board of directors which is not shared by all other stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of June 8, 2007 including exercisable options for: (1) each person known by us to own beneficially 5% or more of the common stock, (2) each of our directors, executive officers and key managers (3) all of our directors, executive officers and key managers as a group. Except pursuant to applicable community property and except as otherwise indicated, each shareholder identified in the table possesses sole voting and investment power with respect to such shareholder's shares.

------------------------------------------------------- -------- ------------- --------------
                                                                                 Ownership
Name and Address of Beneficial Owner                      Note     Shares(1)     Percentage
------------------------------------                      ----     ---------     ----------
5% Beneficial Owners
------------------------------------------------------- -------- ------------- --------------
Bernay Box and Bonanza Master Fund, Ltd.                   (2)    135,746,159       42.3%
   300 Crescent Court, Suite 250
   Dallas, TX 75201
------------------------------------------------------- -------- ------------- --------------
Wellington Management Co.                                  (3)     50,000,000       17.3%
   75 State Street
   Boston, MA 02019
------------------------------------------------------- -------- ------------- --------------
Forest Hill Capital                                        (4)     35,000,000       12.3%
   100 Morgan Keegan Drive, Suite 430
   Little Rock, AR 72202
------------------------------------------------------- -------- ------------- --------------
PAR Investment Partners, L.P.                              (5)     30,000,000       10.6%
   One International Place, Suite 2401
   Boston, MA 02110
------------------------------------------------------- -------- ------------- --------------
Total 5% Beneficial Owners                                        239,796,066       82.6%
------------------------------------------------------- -------- ------------- --------------

Directors, Executive Officers and Key Employees
------------------------------------------------------- -------- ------------- --------------
Jerald G. Kallas*                                          (6)      5,000,000        1.8%
------------------------------------------------------- -------- ------------- --------------
Mary Patricia Kane*                                        (7)      2,622,500        1.0%
------------------------------------------------------- -------- ------------- --------------
Michael G. Nolan*                                          (8)        562,500          **
------------------------------------------------------- -------- ------------- --------------
Gayle C. Tinsley*                                          (9)        290,081          **
------------------------------------------------------- -------- ------------- --------------
Russell N. Crawford*                                      (10)         60,203          **
------------------------------------------------------- -------- ------------- --------------
Charles B. Brewer*                                        (11)         65,051          **
------------------------------------------------------- -------- ------------- --------------
Murrey Wanstrath*                                         (12)              -          **
------------------------------------------------------- -------- ------------- --------------
Steve B. Watson*                                          (13)         73,560          **
------------------------------------------------------- -------- ------------- --------------
Edwin L. McClendon*                                       (14)              -          **
------------------------------------------------------- -------- ------------- --------------
Bernay Box*                                               (15)              -          **
------------------------------------------------------- -------- ------------- --------------
Total Directors, Executive Officers and Key Employees               8,548,895        3.2%
------------------------------------------------------- -------- ------------- --------------

      * Address of Directors, Executive Officers and Key Employees is 100 South Wacker Drive, Suite 1550, Chicago, IL 60606
     **  Less than 1%


    (1) As indicated in subsequent footnotes, the amounts in this column include any securities enabling the holder to acquire shares of the company's common stock which are excercisable within 60 days of April
         20, 2007.

    (2) Includes 48,815,426 warrants to purchase common stock. Bernay Box may be deemed to be a beneficial owner of the securities held by Bonanza
         Master Fund, Ltd., by virtue of his being the managing partner of Bonanza Capital, Ltd.

    (3)  Wellington Management Company is comprised of the following funds:

                                                                                   Common
                                                                                   Stock         Warrants         Total
                                                                                   -----         --------         -----
         Bay Pond Investors (Bermuda) LP                                         2,866,667       1,433,333      4,300,000
         Bay Pond Partners, LP                                                   9,133,333       4,566,667     13,700,000
         First Financial Fund, Inc. ((nominee: (Hare & Co))                      4,666,667       2,333,333      7,000,000
         J Caird Investors (Bermuda) LP                                          6,666,667       3,333,333     10,000,000
         J Caird Partners, LP                                                    6,000,000       3,000,000      9,000,000
         WTC-CIF Unconventional Value Portfolio ((nominee: (Finwell & Co))       2,000,000       1,000,000      3,000,000
         WTC-CTF Unconventional Value Portfolio ((nominee: (Finwell & Co))       2,000,000       1,000,000      3,000,000

    (4)  Forest Hill Capital is comprised of the following funds:

                                                                                   Common
                                                                                   Stock         Warrants         Total
                                                                                   -----         --------         -----
         Forest Hill Select Fund, LP                                            14,466,667       7,233,333     21,700,000
         Forest Hill Select Offshore, Ltd.                                       8,866,667       4,433,333     13,300,000

    (5)  Includes warrants to purchase 10,000,000 shares of common stock.
    (6)  Includes 1,666,667 warrants to purchase common stock.
    (7)  Includes 853,333 warrants and 62,500 options to purchase common stock.
    (8)  Includes 133,333 warrants and 62,500 options to purchase common stock.
    (9)  Includes 230,000 options to purchase common stock.
   (10)  Includes 10,000 options to purchase common stock.
   (11)  Includes 20,000 options to purchase common stock.
   (12)  Has no outstanding awards with rights to exercise within 60 days.
   (13)  Includes 20,000 options to purchase common stock.
   (14)  Has no outstanding awards with rights to exercise within 60 days.
   (15) Includes 48,815,426 warrants to purchase common stock. Bernay Box may be deemed to be a beneficial owner of the securities held by Bonanza Master Fund, Ltd., by virtue of his being the managing partner of Bonanza Capital, Ltd. And he has no outstanding awards with rights to exercise within 60 days.


WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at l-800-SEC-0330 for further information on the Public Reference Room. Our SEC filings also are available to the public from commercial document retrieval services and at the web site maintained by the SEC at www.sec.gov.

Copies of these documents, excluding exhibits, are available from us without charge upon request by telephone, mail or e-mail by contacting:

         Terra Nova Financial Group, Inc.
         Attention: Investor Relations Department
         100 South Wacker Drive, Suite 1550
         Chicago, Illinois 60606
         Telephone (312) 827-3602
         Email:  Invrelations@tnfg.com

SHAREHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING OF SHAREHOLDERS

Deadline for Submission of Shareholder Proposals

Proposals by shareholders intended to be presented at the 2008 Annual Meeting of Shareholders must be received by the Company at 100 South Wacker Drive, Suite 1550, Chicago, IL 60606, not later than January 7, 2008 for inclusion in the proxy statement for that meeting.

Shareholders who wish to make a proposal at the 2008 Annual Meeting of Shareholders other than one that will be included in the Company's proxy materials, should notify the Company no later than December 15, 2007 and no earlier than December 1, 2007.

If a shareholder who wishes to present a proposal fails to notify the Company by this date, the proxies that management solicits for that meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before that meeting. If a shareholder makes timely notification, the proxies may still exercise discretionary authority under circumstances consistent with the SEC's proxy rules.


By Order of the Board of Directors

/s/ Bernay Box

Bernay Box
Chairman of the Board
June 25, 2007

                                   APPENDIX A

                              Articles of Amendment
              to the amended and restated articles of incorporation
                                       of
                        Terra Nova Financial Group, Inc.

   Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, Terra Nova Financial Group, Inc. (the "Corporation") adopts the following Articles of Amendment to its amended and restated articles of incorporation.

                                    Article 1

   The name of the corporation is Terra Nova Financial Group, Inc. (the "Corporation").

                                    Article 2

The amended and restated articles of incorporation of the Corporation are amended by these Articles of Amendment as follows:



         (A) The first paragraph of Article 4 of Section 4 of the amended and restated articles of incorporation is amended in its entirety to read as follows:

         "The Corporation shall have the authority to issue two classes of stock, and the total number authorized shall be one hundred fifty million (150,000,000) shares of Common Stock of the par value of once cent ($0.01) each and five million (5,000,000) shares of Preferred Stock of the par value of ten dollars ($10.00) each. A description of the different classes of stock of the Corporation and a statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of each class of such stock are as follows:"

   All other provisions of Section 4 of Article Four remain unchanged.



         (B) A new Article 15 is hereby added as follows:

   "15. SHAREHOLDER ACTION WITHOUT MEETING. Notwithstanding anything contained herein to the contrary, any action required by the Texas Business Corporation Act or by these Amended and Restated Articles of Incorporation to be taken at a meeting of the shareholders entitled to vote on such action, or any action which may be taken at a meeting of the shareholders, may be taken without a meeting if one or more consents in writing, setting forth the action so taken, shall be signed and delivered to the corporation by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which holders of all shares entitled to vote on the action were present and voted."

                                    Article 3

   The above amendments to the Articles of Incorporation were duly adopted and ratified by the shareholders of the Corporation by at a meeting duly called and held on July __, 2007 at which a quorum was present and voting throughout.

                                    Article 4

   The above amendments to the Corporation's Amended and Restated Articles of Incorporation have been approved in the manner required by the Texas Business Corporation Act and by the constituent documents of the Corporation.

IN WITNESS WHEREOF, the undersigned has executed these Amended and Restated Articles of Amendment to the Articles of Incorporation of TERRA NOVA FINANCIAL GROUP, INC. as of this ___ day of ___, 2007.

                                          TERRA NOVA FINANCIAL GROUP, INC.

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                   APPENDIX B

     Article 9.10 of the Texas Business Corporation Act (__________________)

Article 9.10. Actions Without a Meeting; Telephone Meetings

A. (1) Any action required by this Act to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed by the holder or holders of all the shares entitled to vote with respect to the action that is the subject of the consent. The articles of incorporation may provide that any action required by this Act to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which holders of all shares entitled to vote on the action were present and voted.

         (2) Every written consent signed by the holders of less than all the shares entitled to vote with respect to the action that is the subject of the consent shall bear the date of signature of each shareholder who signs the consent. No written consent signed by the holder of less than all the shares entitled to vote with respect to the action that is the subject of the consent shall be effective to take the action that is the subject of the consent unless, within 60 days after the date of the earliest dated consent delivered to the corporation in a manner required by this Article, a consent or consents signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take the action that is the subject of the consent are delivered to the corporation by delivery to its registered office, registered agent, principal place of business, transfer agent, registrar, exchange agent or an officer or agent of the corporation having custody of the books in which proceedings of meetings of shareholders are recorded. Delivery shall be by hand or certified or registered mail, return receipt requested. Delivery to the corporation's principal place of business shall be addressed to the president or principal executive officer of the corporation.

         (3) A telegram, telex, cablegram, or other electronic transmission by a shareholder consenting to an action to be taken is considered to be written, signed, and dated for the purposes of this article if the transmission sets forth or is delivered with information from which the corporation can determine that the transmission was transmitted by the shareholder and the date on which the shareholder transmitted the transmission. The date of transmission is the date on which the consent was signed. Consent given by telegram, telex, cablegram, or other electronic transmission may not be considered delivered until the consent is reproduced in paper form and the paper form is delivered to the corporation at its registered office in this state or its principal place of business, or to an officer or agent of the corporation having custody of the book in which proceedings of shareholder meetings are recorded. Notwithstanding Subsection (2) of this section, consent given by telegram, telex, cablegram, or other electronic transmission may be delivered to the principal place of business of the corporation or to an officer or agent of the corporation having custody of the book in which proceedings of shareholder meetings are recorded to the extent and in the manner provided by resolution of the board of directors of the corporation.

         (4) Any photographic, photostatic, facsimile, or similarly reliable reproduction of a consent in writing signed by a shareholder may be substituted or used instead of the original writing for any purpose for which the original writing could be used, if the reproduction is a complete reproduction of the entire original writing.

         (5) Prompt notice of the taking of any action by shareholders without a meeting by less than unanimous written consent shall be given to those shareholders who did not consent in writing to the action.

         (6) If any action by shareholders is taken by written consent, any articles or documents filed with the Secretary of State as a result of the taking of the action shall state, in lieu of any statement required by the Act concerning the number of shares outstanding and entitled to vote on the action or concerning any vote of shareholders, that written consent has been given in accordance with the provisions of this Article and that any written notice required by this Article has been given.

B. Unless otherwise restricted by the articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of the board of directors or any committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the board of directors or committee, as the case may be. A telegram, telex, cablegram, or other electronic transmission by a director consenting to an action to be taken and transmitted by a director is considered written, signed, and dated for the purposes of this article if the transmission sets forth or is delivered with information from which the corporation can determine that the transmission was transmitted by the director and the date on which the director transmitted the transmission. Such consent shall have the same force and effect as a unanimous vote at a meeting, and may be stated as such in any document or instrument filed with the Secretary of State.

C. Subject to the provisions required or permitted by this Act for notice of meetings, unless otherwise restricted by the articles of incorporation or by-laws, shareholders, members of the board of directors, or members of any committee designated by such board, may participate in and hold a meeting of such shareholders, board, or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

D. If action is taken with respect to a particular matter by the holders of shares of a class or series by means of a written consent in compliance with Section A of this Article, any provision of this Act that requires advance notice of a meeting or of the proposed action will not apply as to that class or series for such action.

                                      Proxy
                        Terra Nova Financial Group, Inc.
           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned (1) hereby acknowledges receipt of the Notice of Special Meeting of Shareholders ("Meeting") of Terra Nova Financial Group, Inc. ("Company") to be held at The Metropolitan Club, Sears Tower, 233 South Wacker Drive, Chicago, Illinois , on July 12, 2007, at 1:00 p.m., Central time, and the Proxy Statement in connection therewith and (2) appoints Michael Nolan and M. Patricia Kane, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of common stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.


         I, the undersigned, direct that this proxy be voted as follows:


1.   ONE-FOR-TEN REVERSE SPLIT OF THE COMPANY'S OUTSTANDING SHARES OF COMMON
     STOCK

     [  ] FOR                    [  ] AGAINST                    [  ] ABSTAIN

2. AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO REDUCE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY, PAR VALUE $0.01 PER SHARE, FROM 800,000,000 TO 150,000,000

     [  ] FOR                    [  ] AGAINST                    [  ] ABSTAIN

3. AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO PERMIT ACTION BY WRITTEN CONSENT OF SHAREHOLDERS HAVING AT LEAST THE MINIMUM NUMBER OF VOTES THAT WOULD BE NECESSARY TO TAKE SUCH ACTION AT A MEETING AT WHICH ALL SHAREHOLDERS ENTITLED TO VOTE ON THE ACTION WERE PRESENT AND VOTED

     [  ] FOR                    [  ] AGAINST                    [  ] ABSTAIN

4. ADJOURN THE MEETING IF NECESSARY TO PERMIT FURTHER SOLICITATION OF PROXIES IN THE EVENT THERE ARE NOt sufficient votes at the time of the special meeting to approve PROPOSAL 1 OR PROPOSAL 2

     [  ] FOR                    [  ] AGAINST                    [  ] ABSTAIN

This proxy will be voted as specified above if not revoked prior to the meeting.
    The board of directors recommends shareholders vote FOR all of the above proposals. If no specification is made, this proxy will be voted FOR the proposals in Items 1, 2, 3 and 4 above.

In their discretion, the individuals designated as proxies are authorized to vote upon matters incident to the conduct of the meeting. The undersigned may revoke this proxy at any time and hereby revokes any proxy heretofore given to vote or act with respect to the common stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

If more than one of the proxies named shall be present in person or by substitute at the meeting, or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

Please date, sign and either FAX this proxy to the Company at (312) 849-4433 or mail it in the enclosed postage pre-paid envelope.

Date ____________________________________________


___________________________________________ ____________________________________


___________________________________________   __________________________________

Signature of Shareholder (if Joint Account)   Signature of Shareholder
___________________________________________ ____________________________________

Please date this proxy and sign your name exactly as it appears on this mailing. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.